Investor Presentation May 2012 U.S. Silica U.S. Silica Exhibit 99.1

Disclaimers
This presentation contains forward-looking statements that reflect, when made, our current views with respect to current events and financial performance. Such forward-
looking statements are subject to many risks, uncertainties and factors relating to our operations and business environment, which may cause our actual results to be materially different from any future results, express or implied, by such forward-looking statements. All statements that address future operating, financial or business performance or our strategies or expectations are forward-looking statements. In some cases, you can identify these statements by forward-looking words such as “may,”
“might,” “will,” “should,” “expects,” “plans,” “anticipates,” “believes,” “estimates,”
“predicts,” “projects,” “potential,” “outlook” or “continue,” and other comparable terminology. Factors that could cause actual results to differ materially from these forward-looking statements include, but are not limited to, those discussed in our filings with the Securities and Exchange Commission, including our most recent annual report on Form 10-K and our quarterly reports on Form 10-Q.  New risks and uncertainties arise from time to time, and it is impossible for us to predict these events or how they may affect us. We disclaim any intention or obligation to update or revise any forward-
looking statements, whether as a result of new information, future events and/or otherwise, except to the extent required by law.
This presentation includes certain non-GAAP financial measures, including Adjusted
EBITDA and Total Segment Contribution Margin.  For a reconciliation of such measures to the most directly comparable GAAP term, please see Appendix A to this presentation.

U.S. Silica is Attractively Positioned
Leading industrial minerals supplier
Over 200 products and 1,400 customers
Oil & Gas Proppants: Frac sand
Industrial & Specialty: Glass, coatings, foundry
13 facilities, many over 100 years old
Flagship Ottawa site home of ‘Ottawa White’
315 million tons of high quality reserves
6.3 million tons sold in 2011
LTM revenues of $334 million and LTM adjusted
EBITDA of $114 million
(1)
3
Company Profile
(1)
See Appendix A for EBITDA reconciliation
(2)
Totals may not equal segments due to rounding
(3)
Includes combined results for our predecessors
Commercial Silica Market Share
Segment Contribution Margin
(2)
($MM)
(3)
Industrial and Specialty Oil and Gas
Source: Company Estimates
Other

Rapid Demand
Growth
Shale drilling has revolutionized U.S. energy supply
Proppant volume demand growing faster than shale drilling activity
Supply is
Constrained
Large API spec reserves and permission to operate are barriers to entry
Complex logistics and industrial end markets are barriers to success
Sustainable
Competitive
Advantages
147 million tons of API spec frac sand reserves
Integrated supply chain with access to all major shale basins
Significant cost advantage due to heritage infrastructure
Line of Site
Organic Growth
55% projected frac sand capacity growth in 2012, with several take-or-pay contracts
New resin coated sand (“RCS”) facility targeted for 1Q 2013
Additional greenfield raw sand facility targeted for 2Q 2013
Leadership and Growth in a Transformative Market

(MM Tons) Year End Rig Count
Frac Sand Demand Outstrips Drilling Activity

Horizontal
Rig Count
Wells
per Rig
Stages per
Lateral
Proppant Demand
Proppant
per Stage
2.0x
North America Horizontal Drilling Rig Count Oil and Gas Silica Consumption
Technology Enabled
Lateral
Length
Rig count: Baker Hughes; Consumption: For 2009, USGS, for 2010, internal estimates compiled through consultation with third parties and management
Source:

New Projects Face High Hurdles

Sphericity, solubility,
size, crush strength
(14 API specifications)
Large-Scale High
Quality Reserves
Rail access to
major basins
Long approval
process (1 – 3 years)
Federal / state / local
mining, air, water,
reclamation permits
Premium on know-
how and expertise
Logistics and
On-Site
Infrastructure
Permission
and
Experience to
Operate
Diversified
Customers
Ability
to “spec-in”
to industrial
customer
production
processes
High
Quality,
Cost
Effective
Supply
Barriers to Entry
Barriers to Success

Supply redundancy
Low transportation costs
Single source supplier
Spec’d in to customer formulas
Low customer turnover
U.S. Silica Advantages
Irreplaceable Industrial & Specialty Market Position
7
Growth Drivers
GDP growth
Pricing
New products and innovation
Geographic expansion
Age of
Relationship
USS
Locations
Customer
Locations
Avg. Ship
Distance
(Mi)
Logistics Complexity
>90 Years
>40 Years
>50 Years
>75 Years
>20 Years
6
5
5
5
4
5 8 243
10
7
7
7
11
648
241
145
172
266
Average
>55 Years

Railroad access on BNSF,
Union Pacific, CN, and CSX
Barge access
13 in-basin transloads
Transportation Assets
Differentiated Footprint and Logistics Capability
8
Scale
Reliability
Flexibility
Cost effectiveness
U.S. Silica Advantages
Right Product, Right Place, Right Time

Plant Production Cost Per Ton
(1)
U.S. Silica Primary Frac Plants vs. New Project
Royalties
Lack of onsite
rail
Yield loss due to
lack of industrial
customers
Scale
(%)
Adjusted EBITDA Margin
Source: Company Estimates
(1)
Excludes delivery costs
(2)
Represents the U.S. Silica four principal plants used for frac sand, and excludes the other facilities, which have higher plant production costs
(3)
Assumes new projects are built for frac sand product
(3)
(2)
Structural Cost Advantage Within Industry
USS (Primary Frac Sand
Plants)
Estimated New Project
40
30
20
10
0
2008
2009
2010
2011
1Q12
LTM
21.2
26.1
29.5
31.7
34.1

Line-of-Sight Oil & Gas Organic Growth Elements

Initiatives Description
2012: Incremental
Frac Sand Capacity
Expansion
1.1 million ton expansion at
the Ottawa, IL and Rockwood,
MI plants, with several take-
or-pay contracts
Construction complete
1Q 2013:
Rochelle Resin-
Coated Proppant
Product and process
development underway
Startup 1Q13
2Q 2013: Sparta
Greenfield Mine
Construction began 2Q12
Startup 2Q13
38M coarse, northern white
reserves
(1)
Assumes same margin as for existing 1Q12 LTM Oil & Gas. Calculated assuming that the additional capacity had been in place since April 1, 2011 and assuming that all of it was sold and that such capacity achieved the same margins as existing capacity. Actual results could differ materially based on (i) our ability to sell all such capacity at comparable prices and (ii)
our ability to achieve comparable margins on such additional capacity. In addition, future results are likely to differ from results in prior periods
U.S. Silica Execution of High Return Frac Projects
New Frac Sand Tons (MM)
1.1
1Q12 LTM O & G Contribution Margin $40.28 / ton
1Q12 LTM Implied Additional Contribution Margin (1)
$44MM
Estimated Project Capital Expenditures
~$50-
60MM
U.S. Silica Implied Payback Period
~1.3 Years
2012E Oil and Gas Proppants Production Growth
(MM tons)
Potential Future
Initiatives
(2013+)
Phase II of resin coating
expansion
Phase II of Sparta greenfield
project
Additional Wisconsin
greenfield projects
International growth
55% Oil and
Gas Proppants
Growth
Frac Sand
Expansions
2011 2012E
3.5
2.5
1.5
0.5
2.0
1.1
3.1

Entry into Resin-Coating

U.S. Silica RCS Positioning
Experienced, best-in-class team
Access to high quality coarse substrate required for oil and liquid rich basins
Flexible, vertically integrated production
Access to two class one railroads and barging for outbound
shipping
Ability to double production capacity of plant
All Permits
Received
1Q12
Site Development and
Begin Construction
1Q12
Start Up
1Q2013
Phase II?
2013 / 2014
Break Ground
4Q11
Product
Testing
2Q12/3Q12
Illustrative Project Timeline
Phase 1 Capacity: 200,000 tons
Phase 1 Capital: $42-$44 million

New Plant in Sparta, Wisconsin

U.S. Silica Sparta Positions
Experienced, best-in-class management team
Over 38M tons of coarse, northern white reserves
Received all necessary permitting to begin construction in
January 2012
Board of Directors approved construction of facility
Direct access to class one railroad
Facility designed with scalability to cost effectively increase capacity in the future
All Permits
Received
3Q12
Site Development and
Begin Construction
2Q12
Start Up
2Q13
Phase II
2013 / 2014
Long Lead Time
Items Ordered
1Q12
Dredge
Operation
Begins
3Q12
Illustrative Project Timeline
Phase 1 Capacity: 750-850 ktons
Phase 1 Capital: $50-$60 million
Land Acquired
4Q11

Historical Financial Summary

($MM)
Adjusted EBITDA
(2)
($MM)
Volume
(1)
Revenue
(1)
Capital Expenditures
Industrial and Specialty Oil and Gas
($MM) (MM Tons)
(1) Totals may not equal segments due to rounding
(2) See Appendix A for EBITDA reconciliation

Low End
Guidance
First Quarter 2012 Performance and Momentum
14
Revenue
(1)
($MM)
Adjusted EBITDA and Margin
(1) (2)
($MM)
Net Income
($MM)
Today
Momentum
Revenue growth with mix shift to higher margin
oil and gas segment
Strong EBITDA growth and expanding margins
Sharply accelerating net income growth
55%+ expansion in oil and gas capacity
(19%+ expansion in total capacity)
Continued mix shift to oil and gas with
contribution margins >60%
RCS start up in 1Q 2013
Sparta start up in 2Q 2013
(1) Figures presented for 2012 Forecast represents the low end of guidance; no guidance has been provided for 2012 FY Adjusted EBITDA Margin
(2) For full list of adjustments please see EBITDA bridge in Appendix A
(%)
Margin Revenue
High End
Guidance
EBITDA
Low End
Guidance
High End
Guidance

Strong Balance Sheet to Fund Growth Initiatives

Summary Capitalization
(US$ in thousands)
3/31/2012 12/31/2011
Cash and Cash Equivalents $     84,641 $     59,199
Asset-Based Revolving
Line-of-Credit
– –
Term Loan Facility 258,050 258,700
Other Borrowings 3,932 3,932
Total Debt 261,982 262,632
Net Debt 177,341 203,433
Leverage (Debt/Adj EBITDA)
(1)
2.3x 2.8x
Net Leverage (Net Debt/Adj EBITDA)
(1)
1.6x 2.2x
$24.0MM capacity under
asset-based revolving
line-of-credit
Total adjusted liquidity of
~$108.6MM for growth
initiatives as of March 31,
2012
(1) Leverage and Net Leverage as of March 31, 2012 is calculated using LTM Adj EBITDA as of the reporting date

Leadership and Growth in a Transformative Market
Rapid Demand Growth
Proppant demand growth outpacing
unprecedented shale drilling activity
Supply is Constrained
Barriers to entry and success will
continue to limit new capacity
Sustainable Competitive Advantages
Scale, asset efficiency and logistics
infrastructure create advantaged position
Line of Site Organic Growth
Near-term, high return growth projects
with excellent probability of success

Appendix A Appendix A

Reconciliation (Adjusted EBITDA to Net Income)

Reconciliation of Adjusted EBITDA
$ in thousands
Three Months Ended
March 31, 2012
LTM
March 31, 2012
Net Income 19,113 45,856
Total Interest Expense, Net of Interest Income 3,763 16,669
Provisions of Taxes (Benefit) 7,032 12,547
Total Depreciation, Depletion and Amortization Expenses 5,978 21,888
EBITDA 35,886 96,960
Non-Cash Deductions, Losses and Charges
(1)
- (526)
Non-Recurring Expenses (Income)
(2)
(439) (2,467)
Transaction Expenses
(3)
156 6,199
Permitted Management Fees and Expenses
(4)
- 8,937
Non-Cash Incentive Compensation
(5)
654 1,795
Post-Employment Expenses (Excluding Service Costs)
(6)
605 1,666
Other Adjustments Allowable Under Existing Credit Agreements
(7)
125 1,251
Adjusted EBITDA 36,987 113,815
See following page for explanation of adjustments to EBITDA

Reconciliation (Adjusted EBITDA to Net Income)

(1)
Includes non-cash deductions, losses and charges arising from adjustments to estimates of a future litigation liability.
(2)
Includes the gain on the sale of assets and non-recurring expenses related to a former insurer’s liquidation.
(3)
Includes fees and expenses related to amendments of our Term Loan Facility and ABL Facility.
(4)
Includes fees and expense paid to Golden Gate Capital for ongoing consulting and management services provided pursuant to an Advisory Agreement entered into in connection with Golden Gate
Capital Acquisition.
(5)
Includes vesting of incentive equity compensation issued to our employees.
(6)
Includes costs relating to pension and other post-retirement benefit obligations during the applicable period, but in each case excluding the service cost relating to benefits earned during such period.
(7)
Reflects miscellaneous adjustments permitted under our existing credit agreements, including such items as expenses related to reviewing potential acquisitions and costs associated with relocating the corporate headquarters.

Non-GAAP Financial Performance Measures

Segment Contribution Margin
Adjusted EBITDA
The Company organizes its business into two reportable segments, Oil & Gas Proppants and Industrial & Specialty
Products, based on end markets. The reportable segments are consistent with how management views the markets served by the Company and the financial information reviewed by the chief operating decision maker. The Company manages its Oil & Gas Proppants and Industrial & Specialty Products businesses as components of an enterprise for which separate information is available and is evaluated regularly by the chief operating decision maker in deciding how to allocate resources and assess performance.
An operating segment’s performance is primarily evaluated based on segment contribution margin, which excludes certain corporate costs not associated with the operations of the segment. These corporate costs are separately stated below and include costs that are related to functional areas such as operations management, corporate purchasing, accounting, treasury, information technology, legal and human resources. The Company believes that segment contribution margin, as defined above, is an appropriate measure for evaluating the operating performance of its segments. However, this measure should be considered in addition to, not a substitute for, or superior to, income from operations or other measures of financial performance prepared in accordance with generally accepted accounting principles.
Adjusted EBITDA is not a measure of our financial performance or liquidity under GAAP and should not be considered as an alternative to net income as a measure of operating performance, cash flows from operating activities as a measure of liquidity or any other performance measure derived in accordance with GAAP. Additionally,
Adjusted EBITDA is not intended to be a measure of free cash flow for management’s discretionary use, as it does not consider certain cash requirements such as interest payments, tax payments and debt service requirements.
Adjusted EBITDA contains certain other limitations, including the failure to reflect our cash expenditures, cash requirements for working capital needs and cash costs to replace assets being depreciated and amortized, and excludes certain non-recurring charges that may recur in the future. Management compensates for these limitations by relying primarily on our GAAP results and by using Adjusted EBITDA only as a supplement. Our measure of
Adjusted EBITDA is not necessarily comparable to other similarly titled captions of other companies due to potential inconsistencies in the methods of calculation.